Exhibit 10.11

Amended Escrow Agreement dated February 26, 2003 between Tidelands Bancshares, Inc. and Lowcountry National Bank.

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Exhibit 10.11
                     FIRST AMENDMENT TO THE ESCROW AGREEMENT

         THIS FIRST AMENDMENT TO Escrow Agreement (hereinafter referred to as this "Amendment"), made and entered into as of the 26th day of February, 2003, by and between Tidelands Bancshares, Inc., a South Carolina corporation (the "Company"), and Lowcountry National Bank, a national banking association (the "Escrow Agent").

         WHEREAS, Escrow Agent and Company entered into that certain Escrow Agreement, dated as of August 21, 2002, pursuant to which the Company established an escrow account with Escrow Agent, as more particularly described therein (the "Agreement"); and

         WHEREAS, Escrow Agent and Company now desire to modify the terms and provisions applicable to the distribution of escrowed funds contained in Sections 3(a) and 8 of the Agreement to reflect changes in the offering and management of the Company;

         NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) in hand paid, the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

         1.  Definitions.  Unless  otherwise  defined  in  this  Amendment,  all
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capitalized  terms herein contained shall have the meanings  ascribed to them in the Agreement.

         2.  Distribution  of Escrowed  Funds.  Section 3(a) of the Agreement is
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deleted in its entirety and replaced with the following paragraph 3(a):

         3(a) If at any time on or prior to the expiration date of the offering as described in the prospectus relating to the Offering, (the "Offering Termination Date"), (i) the Escrow Agent has certified to the Company in writing that the Escrow Agent has received at least $8,500,000 in Escrowed Funds, and
(ii) the Escrow Agent has received a certificate from the President or the Chairman of the Board of the Company that all other conditions to the release of funds as described in the Company's prospectus relating to the Offering as filed with the Securities and Exchange Commission have been met, then the Escrow Agent shall deliver the Escrowed Funds to the Company to the extent such Escrowed Funds are collected funds (the "Closing Date"). If any portion of the Escrowed Funds is not collected funds, then the Escrow Agent shall notify the Company of such facts and shall distribute such funds to the Company only after such funds become collected funds. For purposes of this Agreement, "collected funds" shall mean all funds received by the Escrow Agent, which have cleared normal banking channels.




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         3. Notice.  The Company Notice  provision of Section 8 of the Agreement
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is deleted in its entirety and replaced with the following provision:

         The Company:        Tidelands Bancshares, Inc.
                             875 Lowcountry Boulevard
                             Mount Pleasant, South Carolina 29464
                             Attn:   Robert E. Coffee
                             President and Chief Executive Officer


         4. Miscellaneous.
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                  (a) Ratification of Agreement. Escrow Agent and Company hereby
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ratify and confirm all of the terms and conditions of the Agreement,  as amended hereby, and as modified, amended or supplemented by this Amendment, all of the terms and provisions of the Agreement shall remain in full force and effect.

                  (b)  Binding  Effect.  The  terms of this  Amendment  shall be
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binding  upon  Escrow  Agent and  Company and their  respective  successors  and assigns.

                  (c) Counterparts. This Amendment may be executed in any number
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of counterparts,  each of which shall constitute an original,  and all of which, when taken together, shall constitute but one and the same instrument.

                  (d) Facsimiles.  Each party shall be authorized to accept, and
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may rely upon, a facsimile  transmission of this Amendment executed by the other party and such document shall be binding upon the executing party.

         IN WITNESS WHEREOF, Escrow Agent and Company have caused this First Amendment to Escrow Agreement to be executed by their respective duly authorized representatives as of the day and year first above written.

COMPANY:                                        ESCROW AGENT:

TIDELANDS BANCSHARES, INC.                      LOWCOUNTRY NATIONAL BANK


By:      /s/ Robert E. Coffee                By:    /s/ Randolph C. Kohn
   --------------------------------             --------------------------------
   Robert E. Coffee                             Randolph C. Kohn
   President and Chief Executive                President and Chief Executive
   Officer                                      Officer



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